UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

PMC COMMERCIAL TRUST
 (Exact name of registrant as specified in its charter)

TEXAS	1-13610	75-6446078
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX	75252
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 349-3200

NONE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2008, the employment contracts of our executive officers, Lance B. Rosemore, Jan F. Salit and Barry N. Berlin, were amended to include provisions applicable to Section 409A of the Internal Revenue Code of 1986, as amended.

Item 9.01 Financial Statements and Exhibits.

99.1 Form of Amendment to Executive Employment Contract

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2008

PMC COMMERCIAL TRUST

By: /s/ Barry N. Berlin
       Barry N. Berlin, Chief Financial Officer

EXHIBIT INDEX

99.1 Form of Amendment to Executive Employment Contract